SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                             -----------------------


                                   FORM 8-K/A
                                   ----------

                                 AMENDMENT NO. 1
                                 ---------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 5, 1998
                                  -------------
                Date of Report (Date of earliest event reported)


                             DATAMARK HOLDING, INC.
             (exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

                0-20771                                    87-0461856
                -------                                    ----------
        (Commission File Number)                        (I.R.S. Employer
                                                       Identification No.)




                       448 E. Winchester Street, Suite 400
                           Salt Lake City, Utah 84107
                           --------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 268-2202
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

         (a) The unaudited pro forma condensed consolidated financial data relating to the disposition of the assets as described on Form 8-K dated March 5, 1998 and in accordance with Article 11 of Regulation S-X are filed herewith.

         (b) The following exhibits are filed herewith:

                  (1)  Pro Forma Financial Data



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DATAMARK HOLDING, INC.




Date May 1,1998                                      /s/ Michael D. Bard
                                                     ---------------------------
                                                     Michael D. Bard
                                                     Chief Financial Officer

                     DATAMARK HOLDING, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

         The following unaudited pro forma condensed consolidated financial data is based upon the historical consolidated financial statements of DataMark Holding, Inc. and subsidiaries ("DataMark") as adjusted to give effect to the sale of certain net assets associated with its direct mail advertising business as if the sale had occurred on December 31, 1997 for purposes of the unaudited pro forma condensed consolidated balance sheet as of December 31, 1997 and July 1, 1996 for purposes of the unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1997 and for the six months ended December 31, 1997.

         The pro forma adjustments are based upon information set out in the asset purchase agreement and information from the Company's books and records that management of the Company believes are reasonable and accurate. The unaudited pro forma condensed consolidated balance sheet as of December 31, 1997 and the unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1997 and for the six months ended December 31, 1997, are not necessarily indicative of the results of operations of DataMark, or its financial position, had the sale actually occurred on December 31, 1997 or July 1, 1996. The unaudited pro forma results of operations of DataMark for the six months ended December 31, 1997 are not necessarily indicative of the results of operations that may be generated for the entire fiscal 1998 year. The unaudited pro forma adjustments are described in the accompanying notes to unaudited pro forma condensed consolidated financial data.

         This unaudited pro forma condensed consolidated financial data should be read in conjunction with the consolidated financial statements of DataMark and the related notes thereto, included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 and Quarterly Report on Form 10-Q for the period ended December 31, 1997.

                     DATAMARK HOLDING, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1997

                                                       Historical        Pro Forma
                                                        DataMark        Adjustments           Pro Forma
                                                       -----------      -----------          -----------
CURRENT ASSETS:
  Cash                                                  $2,417,125      $6,900,000    (a)     $9,317,125
  Trade accounts receivable, net                           940,024        (854,522)   (b)         85,502
  Inventory                                                218,697        (126,698)   (b)         91,999
  Other current assets                                     245,815          (3,756)   (b)        242,059
                                                       -----------      ----------           -----------
       Total current assets                              3,821,661       5,915,024             9,736,685
                                                       -----------      ----------           -----------

PROPERTY AND EQUIPMENT:
  Computer and office equipment                          6,036,403        (273,731)   (b)      5,762,672
  Furniture, fixtures and leasehold
    improvements                                           859,878        (122,232)   (b)        737,646
  Printing equipment                                       681,111        (681,111)   (b)           --
  Vehicles                                                  11,466         (11,466)   (b)           --
                                                       -----------      ----------           -----------
                                                         7,588,858      (1,088,540)            6,500,318
  Less accumulated depreciation
    and amortization                                   (1,813,468)         517,707    (b)     (1,295,761)
                                                       -----------      ----------           -----------
       Net property and equipment                        5,775,390        (570,833)            5,204,557
                                                       -----------      ----------           -----------

INVESTMENT                                                 750,000                               750,000

OTHER ASSETS                                                51,139         800,000    (a)        851,139
                                                       -----------      ----------           -----------
          Total assets                                 $10,398,190      $6,144,191           $16,542,381
                                                       ===========      ==========           ===========

CURRENT LIABILITIES:
  Accounts payable                                      $1,044,969       $(605,408)   (b)       $439,561
  Current portion of capital lease
    obligation                                             866,816                               866,816
  Accrued liabilities                                      616,079        (173,269)   (b)        442,810
  Notes payable                                             17,597                                17,597
  Other current liabilities                                 75,000            --                  75,000
                                                       -----------       ----------          -----------
       Total current liabilities                         2,620,461        (778,677)            1,841,784
                                                       -----------       ----------          -----------

CAPITAL LEASE OBLIGATION, net of current
  portion                                                1,658,495                             1,658,495
                                                       -----------                           -----------

STOCKHOLDERS' EQUITY:
  Common stock                                                 861                                   861
  Additional paid-in capital                            22,736,779                            22,736,779
  Accumulated deficit                                  (16,618,406)      6,922,868   (c)      (9,695,538)
                                                       -----------      ----------           -----------
       Total stockholders' equity                        6,119,234       6,922,868            13,042,102
                                                       -----------      ----------           -----------

          Total liabilities and stockholders' equity   $10,398,190      $6,144,191           $16,542,381
                                                       ===========      ==========           ===========

                  See accompanying notes to unaudited pro forma
                     condensed consolidated financial data.

                     DATAMARK HOLDING, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1997

                                           Historical      Pro Forma
                                            DataMark      Adjustments          Pro Forma
                                          ------------    ------------        ------------
NET SALES:
  Direct mail marketing                   $  6,448,156    $ (6,448,156) (e)   $       --
  Computer online marketing                    350,654            --               350,654
                                          ------------    ------------        ------------
       Total net sales                       6,798,810      (6,448,156)            350,654
                                          ------------    ------------        ------------
COST OF SALES:
  Postage                                    2,419,652      (2,419,652) (e)           --
  Materials and printing                     2,133,448      (2,133,448) (e)           --
  Computer online operations                   436,306            --               436,306
                                          ------------    ------------        ------------
       Total cost of sales                   4,989,406      (4,553,100)            436,306
                                          ------------    ------------        ------------
GROSS MARGIN (DEFICIT)                       1,809,404      (1,895,056)            (85,652)
                                          ------------    ------------        ------------
OPERATING EXPENSES:
  Research and development                   6,357,157        (263,716) (e)      6,093,441
  General and administrative                 3,026,323        (978,750) (e)      2,047,573
  Selling                                    2,258,978        (177,272) (e)      2,081,706
                                          ------------    ------------        ------------
       Total operating expenses             11,642,458      (1,419,738)         10,222,720
                                          ------------    ------------        ------------
LOSS FROM OPERATIONS                        (9,833,054)       (475,318)        (10,308,372)
                                          ------------    ------------        ------------
OTHER INCOME (EXPENSE):
  Interest and other income                    501,733         501,733
  Interest expense                              (9,495)            540  (e)         (8,955)
                                          ------------    ------------        ------------
       Other income, net                       492,778             540  (e)        492,238
                                          ------------    ------------        ------------
NET LOSS BEFORE INCOME TAXES                (9,340,816)       (474,778)         (9,815,594)
                                          ------------    ------------        ------------
BENEFIT FROM INCOME TAXES                                    2,581,475  (d)      2,581,475
                                                          ------------        ------------
NET LOSS BEFORE DISCONTINUED
  OPERATIONS                                (9,340,816)      2,106,697          (7,234,119)
                                          ------------    ------------        ------------

DISCONTINUED OPERATIONS:
  Gain on sale of direct mail marketing
    operations, net of income taxes of
    $2,581,475                                    --         4,302,459  (d)      4,302,459
                                          ------------    ------------        ------------

NET LOSS                                  $ (9,340,816)   $  6,409,156        $ (2,931,660)
                                          ============    ============        =============

NET LOSS PER COMMON SHARE (Basic
  and Diluted):
  Continuing operations                   $      (1.12)                       $      (0.87)
                                          ------------                        ------------
  Net loss                                $      (1.12)                       $      (0.35)
                                          ============                        ============
WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                         8,309,467                           8,309,467
                                          ============                        ============

                  See accompanying notes to unaudited pro forma
                     condensed consolidated financial data.

                     DATAMARK HOLDING, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS

                   For the Six Months Ended December 31, 1997

                                   Historical      Pro Forma
                                    DataMark      Adjustments            Pro Forma
                                   -----------    -----------           -----------
NET SALES:
  Direct mail marketing            $ 5,479,759    $(5,479,759) (e)      $      --
  Computer online marketing            431,200           --                 431,200
                                   -----------    -----------           -----------
       Total net sales               5,910,959     (5,479.759)              431,200
                                   -----------    -----------           -----------

COST OF SALES:
  Postage                           2,187,574      (2,187,574) (e)             --
  Materials and printing            1,623,661      (1,623,661) (e)             --
  Computer online operations
                                       342,141           --                 342,141
                                   -----------    -----------           -----------
       Total cost of sales          4,153,376      (3,811,235)              342,141
                                   -----------    -----------           -----------

GROSS MARGIN                        1,757,583      (1,668,524)               89,059
                                   -----------    -----------           -----------

OPERATING EXPENSES:
  General and administrative        3,092,560        (809,206) (e)        2,283,354
  Selling                           1,576,522        (562,094) (e)        1,014,428
  Research and development             847,067           --                 847,067
                                   -----------    -----------           -----------
       Total operating expenses     5,516,149      (1,371,300)            4,144,849
                                   -----------    -----------           -----------


LOSS FROM OPERATIONS                (3,758,566)      (297,224)           (4,055,790)
                                   -----------    -----------           -----------

OTHER INCOME (EXPENSE):
  Interest and other income             91,121        (24,804) (e)           66,317
  Interest expense                     (61,822)          --                 (61,822)
                                   -----------    -----------           -----------
       Other income, net                29,299        (24,804)                4,495
                                   -----------    -----------           -----------

NET LOSS                           $(3,729,267)   $  (322,028)          $(4,051,295)
                                   ===========    ===========           ===========

NET LOSS PER COMMON SHARE (Basic
  and Diluted)                     $     (0.43)                         $     (0.47)
                                   ===========                          ===========

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                 8,605,767                            8,605,767
                                   ===========                          ===========

                  See accompanying notes to unaudited pro forma
                     condensed consolidated financial data.

                     DATAMARK HOLDING, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 FINANCIAL DATA


DESCRIPTION OF THE TRANSACTION
------------------------------

         On March 5, 1998, DataMark Systems, Inc. ("DMS"), a wholly-owned subsidiary of DataMark Holding, Inc. (the "Company") sold its direct mail advertising business to Focus Direct, Inc., a Texas corporation. Pursuant to an Asset Purchase Agreement, Focus Direct, Inc. purchased all assets, properties, rights, claims and goodwill, of every kind, character and description, tangible and intangible, real and personal, wherever located of DMS, DataMark Printing, Inc. ("Printing") and DataMark Lists, Inc., ("Lists") and WorldNow Online Network, Inc. (all wholly-owned subsidiaries of the Company) used in DMS's direct mail business. Focus Direct, Inc. also agreed to assume certain liabilities of DMS, Printing, and Lists. Focus Direct, Inc. is not affiliated with the Company.

         Pursuant to the Agreement, Focus Direct, Inc. agreed to pay the Company $7,700,000 for the above described assets. Focus Direct, Inc. paid the Company $6,900,000 at closing and will pay the additional $800,000 on or about June 30, 1999. The total purchase price is to be adjusted for the difference between the assets acquired and liabilities assumed at November 30, 1997 and those as of the date of closing.

         The foregoing discussion is qualified in its entirety by reference to the Agreement, which was filed as an exhibit to Form 8-K dated March 5, 1998.


(1)   BASIS OF PRESENTATION
      ---------------------

         The accompanying unaudited pro forma condensed consolidated balance sheet has been prepared assuming that the net asset sale occurred on December 31, 1997. The unaudited pro forma condensed consolidated statements of operations have been prepared assuming that the net asset sale occurred on July 1, 1996, the first day of the Company's most recent fiscal year.

(2)   PRO FORMA ADJUSTMENTS
      ---------------------

         (a) Adjustment to record the total amount to be received from the sale of net assets as follows:

                           Total sales price         $7,700,000
                           Less: Payment deferred
                                until June 1999         800,000
                                                     ----------
                                Net cash received
                                   at closing        $6,900,000
                                                     ==========

         (b) Adjustments to eliminate net assets sold in accordance with the asset purchase agreement.

         (c) Adjustment to record the gain from the sale of net assets as if sale had occurred on December 31, 1997 calculated as follows:

                               Total sales price                  $7,700,000
                               Less:  Pro forma net assets
                                 sold at December 31, 1997          (777,132)
                                                                  ----------
                               Net gain on sale                   $6,922,868
                                                                  ==========

                  The gain from the sale has not been reduced for income taxes due to the Company's previously recorded valuation allowance for deferred tax assets resulting from tax net operating loss carryforwards.

         (d) Adjustment to record the gain from the sale of net assets as if sale had occurred on July 1, 1996 calculated as follows:

                               Total sales price                  $7,700,000
                               Less:  Pro forma net assets
                                 sold at July 1, 1996`              (816,066)
                                                                  ----------
                                                                  $6,883,934
                               Less:  Estimated income taxes
                                 at 37.5 percent                  (2,581,475)
                                                                  ----------
                               Net gain on sale                   $4,302,459
                                                                  ==========

         (e) Adjustments to eliminate sales and expenses related to the Company's direct mail marketing operations. All overhead included in the eliminated expenses were those expenses incurred only for the benefit of DataMark Systems, Inc.